February 12, 2002                          December Quarter - Semiannual Report

Dear Fellow Ultra-Small Company Shareholder,

Following the terrorist attacks and poor economic news of the September quarter, the stock market "shook off" the bad news of the continuing recession to recover lost ground. The Portfolio was up 15.5% in the December quarter, recovering all of the lost ground of the September quarter to achieve a new quarter-end cumulative high. As good as this sounds, we significantly lagged our performance benchmarks in the quarter. I am not pleased.

Ultra-small stocks were a good place to "hide out" in the bear market of 2001. Our Portfolio was up 34.0%, trouncing our peer benchmark and Russell 2000 Index, but under performing the CRSP "10" Index of ultra-small stocks, which was up a whopping 39.3%. While I'd certainly like to pause to celebrate the achievement of beating the average small-cap fund by a huge 43.3% over the last year in a bear market environment, I should also remind you that ultra-small stocks usually fall farther than large stocks in most bear markets (the S&P 500 Index was down double digits in 2001), and I expect this Portfolio to fall farther as well in most downturns; this is not an "anti-gravity" fund.

The Portfolio ranks 718th of 910 small company funds for the quarter, 10th of 846 over the last year, and 22nd of 437 over the last five years, according to data from Morningstar.

Performance Summary

TRANSLATION: We lagged our performance benchmarks in the recovery of the December quarter. Since inception, we are still beating each of them by a wide margin.

The graph below presents the growth of $10,000 invested in the Portfolio and each of three benchmarks since inception on August 5, 1994. The table on the next page presents our December quarter, one-year, five-year, and life-to-date financial results according to the formula required by the SEC.

[LINE GRAPH]

                                            8/5/94          9/30/94          12/30/94         3/30/95          6/30/95
ULTRA-SMALL COMPANY PORTFOLIO             10,000.00        10,214.01         9,723.74        10,249.35        11,047.50
CRSP CAP-BASED PORTFOLIO 10               10,000.00        10,521.90         9,902.38        10,808.84        11,884.55
RUSSELL 2000 (SMALL GROWTH STOCKS)        10,000.00        10,514.54        10,320.20        10,796.56        11,808.72
LIPPER SMALL CO. FUNDS                    10,000.00        10,735.02        10,719.93        11,321.71        12,370.75

                                           9/30/95          12/30/95         3/30/96          6/30/96          9/30/96
ULTRA-SMALL COMPANY PORTFOLIO             12,672.99        13,597.88        14,718.42        16,838.36        16,434.57
CRSP CAP-BASED PORTFOLIO 10               13,416.07        12,890.14        13,982.91        15,316.28        14,959.19
RUSSELL 2000 (SMALL GROWTH STOCKS)        12,974.99        13,256.21        13,932.62        14,629.61        14,679.11
LIPPER SMALL CO. FUNDS                    13,917.22        14,109.55        14,905.53        16,088.92        16,291.65

                                           12/30/96         3/30/97          6/30/97          9/30/97          12/31/97
ULTRA-SMALL COMPANY PORTFOLIO             17,642.21        17,148.43        21,211.79        28,093.80        24,345.32
CRSP CAP-BASED PORTFOLIO 10               15,065.61        14,984.49        16,450.53        19,848.36        18,389.43
RUSSELL 2000 (SMALL GROWTH STOCKS)        15,442.75        14,644.25        17,018.15        19,550.96        18,896.27
LIPPER SMALL CO. FUNDS                    16,136.47        14,616.82        17,101.98        19,709.63        18,559.79

                                           3/31/98          6/30/98          9/30/98          12/30/98         3/31/99
ULTRA-SMALL COMPANY PORTFOLIO             28,047.86        25,081.38        18,256.21        21,153.20        19,066.66
CRSP CAP-BASED PORTFOLIO 10               20,699.78        19,370.44        14,699.16        16,317.59        15,908.89
RUSSELL 2000 (SMALL GROWTH STOCKS)        20,796.90        19,827.38        15,833.03        18,415.22        17,416.32
LIPPER SMALL CO. FUNDS                    20,549.05        19,756.06        15,529.23        18,401.12        17,532.11

                                           6/30/99          9/30/99          12/31/99         3/31/00          6/30/00
ULTRA-SMALL COMPANY PORTFOLIO             21,455.39        22,088.55        29,700.83        33,715.61        31,067.86
CRSP CAP-BASED PORTFOLIO 10               18,234.90        17,756.33        20,880.19        24,588.10        22,446.48
RUSSELL 2000 (SMALL GROWTH STOCKS)        20,124.83        18,852.37        22,329.67        23,911.47        23,007.68
LIPPER SMALL CO. FUNDS                    20,135.50        19,689.07        26,044.66        28,960.03        27,236.32

                                           9/29/00          12/29/00         3/30/01          6/30/01          9/30/01
ULTRA-SMALL COMPANY PORTFOLIO             34,003.41        31,111.03        34,650.95        38,838.42        36,104.34
CRSP CAP-BASED PORTFOLIO 10               22,539.71        18,075.62        20,094.69        22,876.71        19,573.60
RUSSELL 2000 (SMALL GROWTH STOCKS)        23,262.04        21,655.08        20,246.35        23,139.15        18,328.68
LIPPER SMALL CO. FUNDS                    28,153.39        24,328.77        20,670.32        23,722.29        18,448.94

                                           12/31/01
 ULTRA-SMALL COMPANY PORTFOLIO            41,689.80
 CRSP CAP-BASED PORTFOLIO 10              24,902.87
 RUSSELL 2000 (SMALL GROWTH STOCKS)       22,193.40
 LIPPER SMALL CO. FUNDS                   22,061.47

                                           December Qtr.      1 Year        5 Year      Life-to-Date
                                             10/1/01         1/1/01        1/1/97         8/5/94
                                          to 12/31/01(4)  to 12/31/01  to 12/31/01(5)  to 12/31/01(5)
                                          --------------  -----------  --------------  --------------
     Ultra-Small Company Portfolio             15.5%         34.0%         18.8          21.3%
     Lipper Small-Cap Stock Funds(1)           19.6%         -9.3%          6.5%         11.3%
     Russell 2000 (small companies)(2)         21.1%          2.5%          7.5%         11.4%
     CRSP Cap-Based Portfolio 10 Index(3)      27.3%         37.8%         10.6%         13.1%

     (1)The Lipper Small-Cap Stock Funds is an index of small-company funds compiled by Lipper Analytical Service, Inc. (2)The Russell 2000 Index is an unmanaged index of small companies (with dividends reinvested). It is the most widely tracked index among small company funds, but it is comprised of companies roughly 10 times larger than those of the CRSP Index and the Bridgeway Ultra-Small Company Portfolio. (3)The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,966 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. (4)Periods less than one year are not annualized.
     (5)Periods longer than one year are annualized. Past performance does not guarantee future returns.

Detailed Explanation of Quarterly Performance -- What Went Well

TRANSLATION: The December quarter recovery was broadly based among ultra-small stocks. Our stocks in the software, Internet, and retail industries did the best.

Seventeen of our companies appreciated more than 50% in the quarter, carrying our Portfolio to new highs. These seventeen stocks represented nine different industries. In the midst of a continuing U.S. recession, investors looked for better valuations and found them in the very small companies. For the first time in a couple of years, beat up (now ultra-small) Internet stocks made a strong comeback. Software and retail did well also. Here are our best performers for the quarter:

             Rank   Description                            Industry                        % Gain
             ----   -----------                            --------                        ------
               1    Liquent, Inc.                          Software                         219.7%
               2    Racing Champions Corp.                 Toys/Games/Hobbies               166.2%
               3    TTI-Team Telecom Intl Ltd.             Telecommunications               107.6%
               4    PC Mall Inc.                           Retail                           104.1%
               5    Acclaim Entertainment Inc.             Software                          97.8%
               6    Check Technology Corp.                 Computers                         94.2%
               7    Crossworlds Software Inc.              Internet                          89.3%
               8    Insweb Corp.                           Internet                          79.6%
               9    Marketwatch.com Inc.                   Internet                          73.9%
               10   Gart Sports Company                    Retail                            73.6%
               11   Eprise Corp.                           Internet                          72.6%
               12   E*Trade Group Inc.                     Internet                          69.4%
               13   Hancock Fabrics Inc.                   Retail                            60.4%
               14   Rocky Mountain Choc. Fact Inc.         Food                              56.3%
               15   Strategic Diagnostics Inc.             Biotechnology                     56.0%
               16   Dominion Homes Inc.                    Home Builders                     55.4%
               17   DocuCorp International Inc.            Software                          54.0%

Liquent, Inc., a distributor of publishing software for document-intensive industries, became the subject of a takeover by Information Holdings, Inc. The purchase price of $2.27 was a hefty premium over the beginning of quarter price of $0.71. We originally purchased shares at a price of $1.07 in June of last year. Racing Champions is a bit more interesting story. Racing Champions is a marketer of collectibles and toys, most notably NASCAR and National Hot Rod Association die-cast racing replicas. If you're the parent of a three to eight-year-old boy (or you know a three to eight-year-old boy at heart), you're probably familiar with these small replicas.

Detailed Explanation of Quarterly Performance -- What Didn't Go Well

TRANSLATION: There was relatively little bad news on the downside.

Only one company declined as much as 50% in the December quarter. Only five declined as much as 30%. There was no particular pattern to the worst performing stocks. Kentucky Electric Steel, a steel mini-mill operator reported a large operating loss in the face of a national recession and competitive pricing. We sold at a loss.

Top Ten Holdings

Our Portfolio continues to reflect strong diversification. The top ten holdings represented 26% of the total Portfolio at quarter end. These ten companies span nine different industries. Technology holdings (including communications) represented just 14.4% of the Portfolio on December 31. By comparison, the S&P 500 Index has about twice this much concentration in this sector. (Our Portfolio allocation across sectors is a result of individual stock picks; we have no "top down" decision process that shuns technology.) Unfortunately, being "light" on technology held back our performance in the December quarter, since it was the single strongest performing sector. Our largest industry representation remains retail (10.2%), followed by commercial services (7.6%), and healthcare products (6.3%). Only two companies represent as much as 4% of the Portfolio. Christopher & Banks is a specialty women's store offering coordinated assortments of exclusively designed sportswear, sweaters, and dresses. We purchased the company about a year after it emerged from bankruptcy in 1996; it has been on a roll ever since, opening new stores and improving sales and efficiency at current stores in spite of the current recession. Lawsuits are one thing that don't decline in a recession, and the results at FTI, a litigation consulting company, show it. The company has demonstrated strong growth for the full four-year period that we have owned it. Here are the top ten holdings at the end of
December:

                                                                                       Percent of
            Rank   Description                             Industry                    Net Assets
            ----   -----------                             --------                    ----------
              1    Christopher & Banks Corp.               Retail                           5.1%
              2    FTI Consulting Inc.                     Commercial Services              4.7%
              3    Aaon Inc.                               Building Materials               3.3%
              4    TTI Team Telecom International Ltd.     Telecommunications               2.9%
              5    Medamicus Inc.                          Healthcare-Products              2.5%
              6    SCP Pool Corp.                          Distribution/Wholesale           1.7%
              7    Movie Gallery Inc.                      Retail                           1.5%
              8    Meritage Corp.                          Home Builders                    1.5%
              9    PC Mall Inc.                            Retail                           1.5%
             10    FindWhat.com                            Internet                         1.3%
                                                                                            ----
                   Total                                                                   25.9%

Which Fund Family Had the Best Returns in 2001?

TRANSLATION:  We beat the big guys again.

After the end of the calendar year, several publications present the performance rankings of the top fund families. These tables invariably focus on the fund families with the most assets under management, rather than the fund families with the best performance records. I haven't figured out why these reporters are so obsessed with the largest.

Anyway, for the last three years I've played the game of "Where would Bridgeway fit in by performance if we were included in the ranking with the largest firms?" In 1999, we beat all twenty. We did it again in 2000. 2001 was the third year in a row, and by a substantial margin. Of course, Bridgeway had an unfair advantage in 2001 since we have a higher percentage of small company funds and small companies did better than large ones. Nevertheless, I'm pretty proud of our record. I don't think we can compete with the biggest fund companies on marketing and advertising, but I'm sure happy to stand toe to toe on investment performance and cost management.

Positioning for the New Market Environment or A dissenting vote from a "not smart" investor

TRANSLATION: A good long-term investment plan should consider your cash needs and risk tolerance, pay attention to diversification, pay attention to costs (including trading costs), and pay some attention to tax efficiency. You shouldn't need to change the plan for up and down markets,* for Federal Reserve decisions, for the economy overall, for government leadership changes or fiascoes, or for the possibility of more terrorist attacks. It's probably impossible to predict these events, along with their effect on the market, beforehand anyway.

*However, you may need to rebalance your asset allocation (how much is in stocks, bonds, and cash) every so often to keep it in line with your plan.

From the managing editor of a major financial publication:

        Do you think the financial environment is dramatically changed from a few years ago? And if so, do you feel that your personal financial challenges are changing, too? . . . Of course, we all know that the answers to these questions are yes and yes. In fact, in this environment, I'd say any smart investor--or investing magazine--certainly must change.

These two questions, presented just after the market drop following the terrorist attacks, are not so rhetorical to me. In fact, it reminds me how often investment sales people and journalists (as a group; of course there are exceptions), prey on investors' emotions in up and down markets. Alas, that's a different topic; I'll stick to the two questions at hand.

Do I think the environment has changed? Well, yes, three years ago technology was king, and in the last year technology was the dog. (My beagle would not appreciate my saying this.) But quite frankly, these facts are irrelevant. As an investor, the only relevant point is what the next year looks like, and I put no confidence in my or anyone else's ability to predict it. As far as an intelligent investor and the questions above are concerned, I would answer, "Yes." (the environment is always changing), "So, what?" (it should have no effect on a good long-term investment plan), and "No." (I'm still just as focused on investing to pay college expenses and to fund retirement as I ever was -- that is, I'm not changing a thing about my personal investment plan or the management of this Portfolio or, likely, how I feel about it). Actually, this exercise illustrates what I feel are some of Bridgeway's strengths: We are very disciplined in the execution of our quantitative models; the investment process at Bridgeway looks very much the same in a bull market as a bear market; we're just trying to find one good stock at a time. From an investing standpoint, all the rest is so much noise. Sometimes I think that a big portion of the "value" we add at Bridgeway is simply all the things we don't do and don't pay attention to. It's amazing how much money one can save (and how much more investment return one can keep) by not engaging in activities that destroy value.

My recommendation to you for the "new market environment" is the same as the "old market environment." Get a long-term plan consistent with your cash needs and risk tolerance; pay attention to diversification; pay attention to costs (including trading costs); pay some attention to tax efficiency. Then put the plan in place and don't worry about it. Steel yourself for the market downturns (we haven't seen the last one), and enjoy the upturns (we haven't likely seen the last one of these either).

"Passive investing is a winner's game" -- quote from Larry Swedroe

TRANSLATION: The author of a recent article takes the (minority) position that passively managed small-cap funds do better than active ones. As a group, I have to agree; the vast majority of actively managed funds underperform their market benchmarks over longer time periods. However, (based on past performance, which does not predict future performance) I think actively managed funds at Bridgeway have an edge not shared by all funds.

In Larry Swedroe's article in the September issue of Mutual Funds Magazine, he argues that there is no evidence that active small-cap managers outperform passive benchmarks. Actually, Mr. Swedroe and I are among a small minority of people who believe this is true in aggregate. It is one of the reasons that Bridgeway has a small-cap passively managed portfolio (Bridgeway Ultra-Small Tax Advantage Portfolio). I believe a well managed, cost-efficient, small-cap index fund will beat the aggregate record of actively managed small-cap funds over longer time periods. If you reduce the company size from small-cap to ultra-small, I believe the historical advantage is even bigger.

So, do I think Bridgeway's actively managed Micro-Cap Limited Portfolio will under perform its equivalent market benchmarks on a cumulative basis? I can't make representations about future performance, but I can say that my own investments are in our actively managed products, especially this one. I can also point to our historical record so far within the context of "past performance does not guarantee future results." Since inception in August 1994, the Ultra-Small Company Portfolio has outperformed its market benchmark by 8.0% (average annual return). Our other actively managed portfolios have done well, too. Since its inception in June 1998, Micro-cap Limited Portfolio has outperformed its benchmark by an even wider 15.6% (although Ultra-Small Company beat its performance over the last year). Aggressive Investors 1, which includes small-cap stocks, has outperformed its benchmark by 11.4% annually since inception. Those are pretty wide margins by industry standards. Mr. Swedroe didn't say no active managers could outperform the market, just that "active managers," perhaps as a group, couldn't. I'm not sure we even disagree on this point.

Why do I think it is possible to outperform with active management? Because I think there are market inefficiencies to exploit. Why do I think most managers can't do it over longer time periods? Because of one or more of the following:
1) a majority of managers don't know how to measure the inefficiencies, 2) they tend to be undisciplined in the execution of an investment program, 3) they let emotions influence their decisions too heavily, 4) their transaction costs are too high, and 5) most report to management companies that are unwilling to close funds at a level necessary to remain nimble enough to take advantage of the inefficiencies that exist (in other words, they get bloated with assets). Obviously all of these criticisms do not apply to all managers.

Having laid out my position on the active versus passive debate, I think that Mr. Swedroe makes a number of excellent points. Here are his points, and what Bridgeway is doing about each:

Survivorship bias. When we look at the aggregate record of current small-cap funds, we ignore the fact that many (mostly poorer performing ones) went out of business, artificially raising the historical performance numbers. This doesn't apply to Bridgeway's record, since we haven't retired any funds.

Incubator fund bias. Some fund families start a number of funds but only come to market with the best performing ones. Bridgeway has never "incubated" a group of funds and killed the poorer performing ones.

The IPO game. A fund company is allocated IPO shares based on brokerage commissions. If the fund company puts most of its allotment in a small new fund, this artificially "spikes" the performance. (The SEC now highly frowns on this practice, but it did happen as recently as 1999). Bridgeway is so cheap on commissions that we are not allocated shares of IPOs, so this isn't our problem. IPOs aren't our area of expertise anyway. We try to stick to what we know.

Front running. Larger funds in a family buy additional shares of a smaller stock in a small-cap fund, driving up its price and the performance of the smaller fund. Hmmm. I can't say it doesn't happen at some other fund company, but if it could be proven, it would definitely be illegal.

Selection bias. Fund families advertise only their best-performing funds. In aggregate, this is true. At Bridgeway, we don't advertise, so this point doesn't apply. In our most recent annual report, at the request of some shareholders, we did show the performance of all our portfolios in all shareholder letters.

Quote from One Happy Shareholder (who is also your portfolio manager)

Reflecting on Portfolio performance in the quarter and year . . . "Wow, that was a short bear market."

How Does He Invest His Money?

TRANSLATION: I thought you'd be interested to know how I invest my money. I have a high threshold for the pain of a market downturn and I don't know your individual situation, so I don't propose that you copy what I'm doing.

I think a fair question of anyone managing your money is, "OK, so where do you invest your money?" I use Bridgeway managed portfolios for 100% of my longer-term investing needs. (No portfolio manager at Bridgeway is permitted to buy shares of stock directly; we "eat our own cooking.") I have a very high threshold for short-term volatility; some people say I have a steel stomach in a market downturn. Thus, it is more aggressive than is appropriate for most people. Also, I put almost no money in any stock market instrument that I believe I might spend in the next couple of years. (I use short-term and inflation-protected bond funds of other companies for this purpose.) The following new allocation reflects the addition of two new portfolios we started last year. Here's my target allocation:

                          ASSET ALLOCATION (% OF TOTAL)

                                   Less than                   Mid-term      Long-term      Long-term
                                    One-year    Short-term    Aggressive    Aggressive     Aggressive
Bridgeway-managed Fund              Taxable       Taxable      Taxable        Taxable     Tax-Deferred
----------------------              -------       -------      -------        -------     ------------
Ultra-Small Company                                     5           32            38              38
Micro-Cap Limited                                       5           18            22              22
Aggressive Investors 1                                              17            20               8
Aggressive Investors 2                                  5            3             4              16
Calvert Large-Cap Growth                                             6             6               6
Balanced                                               25           24            10              10
Inflation-Protected Treasuries           30            30
Short-term bonds                         40            30
Cash                                     30
                                        ---
Total                                   100           100          100           100             100

Of Returns and Raises

TRANSLATION: Over the last year, the total expenses paid by the Ultra-Small Company Portfolio went up primarily due to share price appreciation and partly due to new investments (until the time of closing). In the current fiscal year so far, the average fee (total expense ratio) paid per dollar of investment has declined from 1.61% to 1.40%. The average rate of expenses has declined due to careful management of Portfolio expenses. Fees and portfolio manager salaries are an open book at Bridgeway.

A recent posting to a fund web site chastised Bridgeway (and me personally) for raising its fees amidst declining returns for our Aggressive Investors 1 Portfolio. (The performance numbers quoted in the sections below are for Aggressive Investors 1 Portfolio rather than Ultra-Small Company Portfolio; however, many of the principles apply here also.) I care a lot about this issue, and since I believe Bridgeway is on the leading edge of this issue, I thought I'd use the post to illustrate some unusual characteristics of your Portfolio's management company. Here's the web site post:

         I have no problem with the fund [Aggressive Investors 1] itself. I am a little concerned about the reasoning of the fund manager, Mr. Montgomery. Last year he gave himself a raise despite losing money for his investors. We lose, he still wins? His reasoning regarding increasing management fees was, sure I lost money for you, but I didn't lose as much as other funds. This seemed unscrupulous to me. Maybe my goals are different, but I was paying a manager to make money for me not to lose money. I have no trouble paying a salary, but to give a raise? His reasoning was that of a politician. . . . I think he had a
         3rd home mortgage to pay. Wall Street, where the losers win and the rest of us lose twice (decreased fund value and higher management fees).

Ouch. Fund managers and politicians. I hate stereotypes, but I can't help but sympathize with some of the shareholder's conclusions, even if most of them don't happen to apply at Bridgeway. Let's look at the specifics.

"Losing money for his investors." Since this was written in November 2001, I thought the writer would be referring to the down market of calendar year 2000, but Aggressive Investors 1 was up 13.6% when the S&P 500 Index was down 9.1%. So let's assume that the reader was referring to the most recently completed fiscal year (through June 30). The Portfolio was down 9.4%, the S&P 500 was down 14.8%, and Lipper's Index of Capital Appreciation Funds was down 18.1%. Shareholders' wealth in our Portfolio did decline almost by double digits. (It declined 11.2%, slightly more for all of calendar 2002 and even more over some shorter time periods.) This is an honest difference between the expectation of a shareholder and the investment objective of this Portfolio. 2002 was the first full calendar year we declined, so perhaps the shareholder invested based on prior years' positive returns only. However, our investment objective with respect to returns is "to exceed the total of the S&P 500 Index over longer periods of at least three years or more." I do not expect to outperform - indeed I have not calibrated our models to seek to outperform - the market every year. Also, the first and most important risk of the

Portfolio is listed first in the risk section of the prospectus:
"Shareholders... are exposed to higher risk than the stock market as a whole and could lose money." So even if we meet our investment objective completely, I would still expect shareholders to be paying us to occasionally "lose money." (This also applies specifically to the Ultra-Small Company Portfolio.) On the other hand, I would hope that we meet our longer-term objective and that shareholders would stay with us through the down periods. However, to put it bluntly, if you want never to see an annual decline, this Portfolio is most definitely not for you. All of our current shareholders were with us in the fall (the season, that is) of 1998, so you know what I mean.

"Gave himself a raise." Everyone who works at Bridgeway takes part in a peer group evaluation process, which helps determine his or her salary. I am no exception. I am also not the primary person responsible for salary administration. If I were, I'm sure my salary would be different, but not necessarily more. In addition -- and this is a radical departure from industry practice -- like everyone at Bridgeway I am subject to a 7 to 1 salary cap. The highest compensated person cannot make more than seven times the lowest compensated employee. I feel that salaries and stock compensation at the high end in corporate America have gotten out of hand, and I believe the salary cap is one way to help protect our various "constituencies." (Ah ha, see, he really is a politician.)

Let's translate to "someone else gave him a raise." This is true. According to the Statement of Additional Information available on our web site, my salary increased 24% in 2000 to $278,265. It went up again in 2001 to $282,701. I certainly feel that I have a very good salary. In the scope of our world's wealth, it may even be outrageous, but it is also most definitely a direct function of the performance of the Portfolios I manage. Specifically, over half of the variable portion of my salary is tied to our relative performance. I like to say, "We do well when you do well." Perhaps I should be more specific: "We do well when you beat the market." (Also, Aggressive Investors 1 Portfolio is not the only Portfolio I manage; three of them, including Ultra-Small Company, were "up" in 2002.) What is probably most remarkable about my salary is that it is public information at all. To the best of my knowledge, this is unique in the mutual fund industry. You can look up the compensation of the executives of the companies in which we invest, and I feel you should be able to look up the salary of your portfolio manager as well. At Bridgeway, you can.

"I lost money for you, but I didn't lose as much as other funds." I never said this with respect to compensation, because this hurdle would be too low. Most funds underperform their market benchmarks over longer time periods. Sure, we look at our performance versus our peers, but our compensation is only tied to our performance versus a market benchmark. It's one of the reasons I stated in the first paragraph of this letter that I wasn't pleased with the 15.5% quarterly return.

"Maybe my goals are different." It does pay to read the prospectus investment objective. I believe this is an accurate statement. You can call the Fund at 800-661-3550 for a prospectus or read it right online at www.bridgewayfund.com.

"I think he had a 3rd home mortgage to pay." I only have one mortgage, but I do have some family college education bills.

"Wall Street, where the losers win and the rest of us lose twice." I have my own criticism of "Wall Street," although I do like to visit New York City. Bridgeway is located in Houston.

Another note on fees. If Bridgeway were just concerned about our management fees without regard to the welfare of our shareholders, we wouldn't have closed this Portfolio to new investors at a level very low by industry standards. I think this shareholder is absolutely right to be concerned about fees. But in all fairness, one needs to look under the hood, or just ask.

Finally, a heart-warming reply to the post above from a shareholder I've also never met:

         The last poster appears not to have read the Bridgeway literature, which I have; otherwise, he'd be a bit less critical of Montgomery. I feel strongly that Montgomery's interests are fully-aligned with those of the investors, evidenced as much as anything in the fact that the Bridgeway funds close at very small sizes (whereas other firms let them balloon since fees are asset-based). Although Bridgeway raised his fees, that's because he outperformed (now I forget) whether it's his peers or the benchmark (I think the latter, the S&P 500). Certainly you don't think most other firms are lowering fees now? To the contrary, "Company X," now "Company Y," other firms, too, are making formerly no-load funds loaded. For my money, I'd prefer all funds to be run by people of Montgomery's character. He's a straight arrow, as best I can tell.

We do try to align our interests as best we can with those of shareholders, and performance-based fees are one way we try to accomplish it. In all fairness of disclosure, the management fee is a very important conflict of interest, since what is income to the management firm is an expense of the fund and its shareholders. I believe the first poster is right for fretting about it. If more shareholders looked "under the hood" and voted positively and negatively with their feet, our industry would probably be healthier for it.

Thanks to both individuals for airing gripes and making their opinions known!

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or portfolio applies only as of the quarter end, December 31, 2001; security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Conclusion

As always, we appreciate your feedback. We take it seriously and discuss it at our weekly staff meetings. Please keep your ideas coming.

Sincerely,


/s/ John Montgomery

John Montgomery

                              BRIDGEWAY FUND, INC.
                          ULTRA-SMALL COMPANY PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, unaudited
                     Showing percentage of total net assets
                                December 31, 2001

Industry  Company                                 Shares             Value
--------  -------                                 ------             -----
Common Stock - 73.3%
    Aerospace/Defense - 0.3%
        Aerosonic Corp. *                            7,800        $   148,278

    Apparel - 0.4%
        Barry (R.G.) *                              36,400            229,684

    Banks - 5.6%
        Bancorp Rhode Island Inc.                   22,900            398,460
        Bank of The Ozarks                          18,250            463,550
        Capital Crossing Bank *                     20,100            368,835
        Cass Information Systems Inc.                2,500             61,250
        Covest Bancshares Inc.                      13,500            252,450
        First Mariner Bancorp Inc. *                37,000            338,920
        IBERIABANK Corp.                             3,800            105,336
        Mercantile Bank Corp. *                      7,975            141,556
        Northrim Bank                               11,583            165,405
        OAK Hill Financial Inc.                      4,200             66,192
        Patriot Bank Corp.                          27,600            293,940
        Redwood Empire Bancorp                      13,650            334,425
        Western Sierra Bancorp *                     4,800             78,000
        Yardville National Bancorp                   7,000             87,500
                                                                  -----------
                                                                    3,155,819

    Biotechnology - 1.6%
        Embrex Inc. *                                3,700             66,230
        Interpore International *                   64,490            536,557
        Lifecell Corp. *                            22,900             51,983
        Strategic Diagnostics Inc. *                39,800            282,580
                                                                  -----------
                                                                      937,350

    Building Materials - 4.1%
        Aaon Inc. *                                 75,825          1,855,438
        Craftmade International Inc.                19,000            298,490
        International Aluminum Corp.                 8,000            192,000
                                                                  -----------
                                                                    2,345,928

    Chemicals - 0.4%
        Applied Extrusion Technologies
          Inc. *                                    22,300            158,776
        Ethyl Corp. *                               85,000             78,200
                                                                  -----------
                                                                      236,976

    Commercial Services - 7.6%
        Calton Inc. *                               58,000             34,800
        Conrad Industries Inc. *                     2,100             10,815
        FTI Consulting Inc. *                       80,800          2,650,240
        National Medical Health Card
          Systems Inc. *                            30,550            297,863
        Precis Inc. *                               26,700            325,740
        Track Data Corp. *                         217,600            317,696
        Workflow Management Inc. *                 140,000            667,800
                                                                  -----------
                                                                    4,304,954

    Computers - 0.6%
        Check Technology Corp. *                    10,700             64,628
        National Techteam Inc. *                    20,000             61,990
        Xanser Corp. *                              95,000            190,950
                                                                  -----------
                                                                      317,568

    Cosmetics/Personal Care - 0.0%
        Parlux Fragrances Inc. *                     9,600             17,808

                              BRIDGEWAY FUND, INC.
                          ULTRA-SMALL COMPANY PORTFOLIO
             SCHEDULE OF PORTFOLIO INVESTMENTS, unaudited, continued
                     Showing percentage of total net assets
                                December 31, 2001


Industry  Company                                 Shares             Value
--------  -------                                 ------             -----
    Distribution/Wholesale - 2.2%
        AG Services of America *                     9,500        $   104,500
        Central European Dist. Corp. *               4,300             53,234
        Nuco2 Inc. *                                 4,771             57,347
        SCP Pool Corp. *                            35,158            965,087
        SED International Holdings Inc. *          122,200             90,428
                                                                  -----------
                                                                    1,270,596

    Diversified Financial Serv. - 0.3%
        Asta Funding Inc. *                          9,800            149,058

    Electric - 0.2%
        Green Mountain Power Corp.                   6,800            126,820

    Electronics - 0.2%
        Advanced Photonix Inc. *                    30,000             22,500
        Fargo Electronics, Inc. *                   12,800             87,552
        Vicon Industries Inc. *                      3,400             15,810
                                                                  -----------
                                                                      125,862

    Environmental Control - 0.7%
        TRC Cos Inc. *                               5,800            290,000
        U.S. Liquids Inc. *                         14,000             79,520
                                                                  -----------
                                                                      369,520

    Food - 0.6%
        Cal-Maine Foods Inc.                         4,900             17,738
        John B. Sanfilippo & Son *                  25,200            134,064
        Rocky Mountain Choc Fact Inc. *              9,991            142,372
        Village Super Market *                       1,800             44,532
                                                                  -----------
                                                                      338,706

    Gas - 0.2%
        Chesapeake Utilities Corp.                   4,800             95,040

    Healthcare-Products - 6.3%
        Atrion Corp. *                               3,400            129,370
        BIO Vascular Inc. *                         74,200            581,728
        Criticare Systems Inc. *                   152,000            665,760
        Endocardial Solutions Inc. *                38,200            202,460
        Fischer Imaging Corp. *                      6,225             74,949
        Medamicus Inc. *                            90,000          1,400,400
        Novametrix Medical Systems *                 4,500             36,000
        Osteotech Inc. *                            91,500            507,825
                                                                  -----------
                                                                    3,598,492

    Healthcare-Services - 3.0%
        Air Methods Corp. *                         23,400            145,782
        Almost Family Inc. *                        15,100            216,685
        Amedisys Inc. *                             22,000            154,000
        Option Care Inc. *                          25,100            490,705
        Orthodontic Centers Of America *             6,061            184,853
        Ramsay Youth Services Inc. *                 6,800             27,404
        UnitedHealth Group Inc. *                    6,852            484,916
                                                                  -----------
                                                                    1,704,345

    Home Builders - 2.2%
        Dominion Homes Inc. *                        8,800            137,280
        M/I Schottenstein Homes Inc.                 5,000            248,850
        Meritage Corp. *                            16,300            836,190
                                                                  -----------
                                                                    1,222,320

    Housewares - 0.4%
        Enesco Group Inc. *                         40,000            252,000

                              BRIDGEWAY FUND, INC.
                          ULTRA-SMALL COMPANY PORTFOLIO
             SCHEDULE OF PORTFOLIO INVESTMENTS, unaudited, continued
                     Showing percentage of total net assets
                                December 31, 2001


Industry  Company                                 Shares             Value
--------  -------                                 ------             -----
    Internet - 5.5%
        Crossworlds Software Inc. *                103,600           $482,776
        Divine Inc. *                              133,282             98,628
        E*trade Group Inc. *                         4,585             47,001
        E-Loan Inc. *                              261,200            480,608
        FindWhat.com *                             138,200            746,280
        Harris Interactive Inc. *                   11,000             31,900
        Insweb Corp. *                                 967              4,108
        Liquid Audio *                              75,000            176,250
        Marketwatch.com Inc. *                       4,800             15,792
        Net Perceptions Inc. *                      64,800            110,160
        Onesource Information Service *             25,000            235,000
        ScreamingMedia Inc. *                       79,000            173,800
        Sina.com *                                  95,000            150,100
        Vicinity Corp. *                           117,200            212,132
        ePlus Inc. *                                19,800            189,090
                                                                  -----------
                                                                    3,153,625

    Iron/Steel - 0.5%
        Steel Technologies Inc.                     29,500            267,860

    Leisure Time - 0.1%
        Johnson Outdoors Inc. *                      5,800             46,110

    Mining - 0.2%
        Echo Bay Mines Ltd. *                      175,000             92,750

    Misc. Manufacturing - 0.1%
        Zindart Limited *                           35,000             61,250

    Oil & Gas - 4.1%
        Brigham Exploration Company *               16,200             48,600
        Castle Energy Corp.                         21,050            125,037
        Clayton Williams Energy Inc. *               6,000             78,600
        EEX Corp. *                                 22,800             41,952
        Edge Petroleum Corp. *                      67,414            357,294
        Giant Industries Inc. *                     22,000            203,060
        Howell Corp.                                48,630            505,752
        KCS Energy Inc. *                          102,700            320,424
        Miller Exploration Company *                25,600             19,968
        Mission Resources Corp. *                   20,217             70,760
        Petroleum Development Corp. *               56,700            349,839
        Royale Energy Inc. *                           700              4,459
        Wiser Oil Company *                         41,700            223,095
                                                                  -----------
                                                                    2,348,840

    Oil & Gas Services - 0.5%
        Torch Offshore Inc. *                       43,600            261,600

    Pharmaceuticals - 1.3%
        D&K Healthcare Resources Inc.               10,100            575,195
        Neogen Corp. *                               7,800            141,180
                                                                  -----------
                                                                      716,375

    Retail - 10.2%
        Blue Rhino Corp. *                           8,300             49,800
        Calloway's Nursery Inc. *                   25,000             23,750
        Christopher & Banks Corp. *                 85,106          2,914,863
        First Cash Financial Services Inc. *        51,500            350,200
        Frisch's Restaurants Inc.                    6,900            106,605
        Gart Sports Company *                        4,800            100,800
        HOT Topic Inc. *                             9,700            304,483

                              BRIDGEWAY FUND, INC.
                          ULTRA-SMALL COMPANY PORTFOLIO
             SCHEDULE OF PORTFOLIO INVESTMENTS, unaudited, continued
                     Showing percentage of total net assets
                                December 31, 2001


Industry  Company                                 Shares             Value
--------  -------                                 ------             -----
    Retail, continued
        Hancock Fabrics Inc.                         7,200         $   94,680
        Mothers Work Inc. *                         18,000            167,400
        Movie Gallery Inc. *                        35,750            870,870
        PC Mall Inc. *                             205,880            835,873
                                                                  -----------
                                                                    5,819,324

    Savings & Loans - 2.6%
        Bay State Bancorp Inc.                       5,400            197,370
        FSF Financial Corp.                         12,400            215,760
        HMN Financial Inc.                          11,000            170,390
        IPSWICH Bancshares Inc.                      4,700             59,925
        Itla Capital Corp. *                        27,400            574,304
        Newmil Bancorp                               4,000             58,609
        Northeast Bancorp                            9,800            126,224
        Oregon Trail Financial Corp. *               3,100             54,405
                                                                  -----------
                                                                    1,456,987

    Semiconductors - 0.2%
        Metron Technology *                         18,000            126,000

    Software - 2.1%
        Accelio Corp. *                             18,000             33,840
        Acclaim Entertainment Inc. *               101,500            537,950
        DocuCorp International Inc. *               24,900            154,380
        HTE Inc. *                                  11,600             23,200
        Liquent Inc. *                               8,500             19,295
        Mechanical Dynamics Inc. *                   8,000             78,800
        Mobius Management Systems Inc. *            15,000             45,000
        QAD Inc. *                                   6,800             19,788
        Resonate Inc. *                             95,000            266,000
        Unify Corp. *                              101,837             25,459
                                                                  -----------
                                                                    1,203,712

    Telecommunications - 6.0%
        ACT Teleconferencing Inc. *                 64,000            489,600
        California Amplifier Inc. *                 23,800            146,846
        ClearOne Communications Inc. *              26,400            440,352
        Glenayre Technologies Inc. *               225,000            366,750
        Paradyne Networks Corp. *                   44,844            174,892
        Superior Telecom Inc. *                     80,000             91,200
        TTI Team Telecom International
          Ltd. *                                    65,300          1,633,806
        Wireless Telecom Group Inc.                 24,400             69,296
                                                                  -----------
                                                                    3,412,742

    Textiles - 0.1%
        Culp Inc. *                                 22,000             83,600

    Toys/Games/Hobbies - 1.9%
        Department 56 *                             73,000            627,800
        Racing Champions Corp. *                    37,500            461,250
                                                                  -----------
                                                                    1,089,050
    Transportation - 0.8%
        PAM Transportation Svcs. *                   6,400             81,152
        Statia Terminals Group                      20,600            371,830
                                                                  -----------
                                                                      452,982

    Water - 0.2%
        York Water Company                           4,100            119,927
                                                                  -----------
    Total Common Stock (Identified Cost $25,226,298)              $41,659,858
                                                                  ===========

                              BRIDGEWAY FUND, INC.
                          ULTRA-SMALL COMPANY PORTFOLIO
             SCHEDULE OF PORTFOLIO INVESTMENTS, unaudited, continued
                     Showing percentage of total net assets
                                December 31, 2001

Industry  Company                                 Shares             Value
--------  -------                                 ------             -----
Short-term Investments - 27.4%
    Money Market Funds - 27.4%
        Firstar U S Treasury Money Market
          Fund Institutional                    15,553,455        $15,553,455
                                                                  -----------

    Total Short-term Investments
       (Identified Cost $15,553,455)                              $15,553,455
                                                                  -----------

Total Investments - 100.7%                                        $57,213,313

Other Assets and Liabilities, net  (0.7)%                           $(378,960)
                                                                  -----------

Total Net Assets - 100.0%                                         $56,834,353
                                                                  ===========

* Non-income producing security as no dividends were paid during the period from July 1, 2001 to December 31, 2001.

** The aggregate identified cost on a tax basis is $40,779,753. Gross unrealized appreciation and depreciation were $16,884,236 and $450,676, respectively, or net unrealized appreciation of $16,433,560.

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                 STATEMENT OF ASSETS AND LIABILITIES (unaudited)
                             As of December 31, 2001

ASSETS:
    Investments at value (cost - $40,779,753)                     $57,213,313
    Cash                                                            1,328,664
    Receivable for investments sold                                   643,339
    Receivable for interest                                            17,710
    Receivable for dividends                                           10,966
    Prepaid expenses                                                    8,464
                                                                  -----------
        Total assets                                               59,222,456
                                                                  -----------

LIABILITIES:
    Payable for investments purchased                               2,232,222
    Payable for management fee                                         42,037
    Accrued expenses                                                  113,844
                                                                  -----------
        Total liabilities                                           2,388,103
                                                                  -----------
    NET ASSETS (2,149,474 SHARES OUTSTANDING)                     $56,834,353
                                                                  ===========
    Net asset value, offering and redemption price per share
      ($56,834,353/2,149,474)                                     $     26.44
                                                                  ===========

NET ASSETS REPRESENT:
    Paid-in capital                                               $38,079,702
    Undistributed net realized gain                                 2,321,091

    Net unrealized appreciation of investments                     16,433,560
                                                                  -----------
    NET ASSETS                                                    $56,834,353
                                                                  ===========

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                       STATEMENT OF OPERATIONS (unaudited)
                   For the six months ended December 31, 2001

INVESTMENT INCOME:
    Dividends                                         $    83,990
    Interest                                              184,722
                                                      -----------
        Total income                                      268,712
                                                      -----------

EXPENSES:
    Management fees                                       250,890
    Accounting fees                                        72,509
    Audit fees                                              7,000
    Custody                                                22,595
    Insurance                                               1,300
    Legal                                                   2,384
    Registration fees                                       7,811
    Directors' fees                                         4,961
    Miscellaneous                                           1,200
                                                      -----------
        Total expenses                                    370,650
                                                      -----------

NET INVESTMENT LOSS                                      (101,938)
                                                      -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments                    2,400,451
    Net change in unrealized appreciation               1,587,666
                                                      -----------
    Net realized and unrealized gain                    3,988,117
                                                      -----------

NET INCREASE IN ASSETS RESULTING FROM OPERATIONS      $ 3,886,179
                                                      ===========

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                 STATEMENT OF CHANGES IN NET ASSETS (unaudited)

                                                    Six months ended     Year ended
INCREASE (DECREASE) IN NET ASSETS:                   June 30, 2001      June 30, 2001
OPERATIONS:
    Net investment loss                              $   (101,938)      $   (423,301)
    Net realized gain on investments                    2,400,451          5,119,915
    Net change in unrealized appreciation               1,587,666          5,621,490
                                                     ------------       ------------
      Net increase resulting from operations            3,886,179         10,318,104
                                                     ------------       ------------
    Distributions to shareholders:
      From net investment income                                0                  0
      From realized gains on investments               (4,816,787)                 0
                                                     ------------       ------------
          Total distributions to shareholders          (4,816,787)                 0
FUND SHARE TRANSACTIONS:
    Proceeds from sale of shares                        3,001,668          2,903,015
    Reinvestment of dividends                           4,781,541                  0
    Cost of shares redeemed                            (1,782,252)        (3,415,973)
                                                     ------------       ------------
      Net decrease from Fund share transactions         6,000,957           (512,958)
                                                     ------------       ------------
      Net increase in net assets                        5,070,349          9,805,146
NET ASSETS:
    Beginning of period                                51,764,004         41,958,858
                                                     ------------       ------------
    End of period                                    $ 56,834,353       $ 51,764,004
                                                     ============       ============

Number of Fund shares:
    Sold                                                  114,116            119,895
    Issued on dividends reinvested                        187,964                  0
    Redeemed                                              (70,151)          (145,525)
                                                     ------------       ------------
      Net decrease                                        231,929            (25,630)
    Outstanding at beginning of period                  1,917,545          1,943,175
                                                     ------------       ------------
    Outstanding at end of period                        2,149,474          1,917,545
                                                     ============       ============

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                        FINANCIAL HIGHLIGHTS (unaudited)
                 (for a share outstanding throughout the period)

                                                                                    Year ended June 30,
                                              Six months ended     ---------------------------------------------------------------
                                             December 31, 2001         2001             2000            1999              1998
PER SHARE DATA
    Net asset value,
        beginning of period                    $      26.99        $      21.59     $      14.91     $      22.52     $      20.62
                                               ------------        ------------     ------------     ------------     ------------
    Income (loss) from
        investment operations:
            Net investment loss                       (0.05)              (0.22)           (0.26)           (0.28)           (0.34)
            Net realized and
                unrealized gain (loss)                 1.95                5.62             6.94            (3.77)            4.03
                                               ------------        ------------     ------------     ------------     ------------
    Total from investment operations                   1.90                5.40             6.68            (4.05)            3.69
                                               ------------        ------------     ------------     ------------     ------------
    Less distributions to shareholders:
        Net investment income                          0.00                0.00             0.00             0.00             0.00
        Net realized gains                            (2.45)               0.00             0.00            (3.56)           (1.79)
                                               ------------        ------------     ------------     ------------     ------------
    Total distributions                               (2.45)               0.00             0.00            (3.56)           (1.79)
                                               ------------        ------------     ------------     ------------     ------------

    Net asset value, end of period             $      26.44        $      26.99     $      21.59     $      14.91     $      22.52
                                               ============        ============     ============     ============     ============
TOTAL RETURN [1]                                        7.4%               25.0%            44.8%           (14.6%)           18.4%

RATIOS & SUPPLEMENTAL DATA
    Net assets, end of period                  $ 56,834,353        $ 51,764,004     $ 41,958,858     $ 32,647,536     $ 46,256,695
    Ratios to average net assets: [2]
        Expenses after waivers
            and reimbursements                         1.40%               1.61%            1.85%            2.00%            1.67%
        Expenses before waivers
            and reimbursements                         1.40%               1.61%            1.85%            2.26%            1.67%
        Net investment loss after waivers
            and reimbursements                        (0.39%)             (0.93%)          (1.36%)          (1.82%)          (1.42%)

    Portfolio turnover rate [2]                        88.5%               57.0%            65.4%            80.4%           103.4%

                                                          Year ended June 30,
                                             --------------------------------------------
                                                    1997             1996           1995
PER SHARE DATA
    Net asset value,
        beginning of period                     $      16.68     $     11.35     $   10.33
                                                ------------     -----------     ---------
    Income (loss) from
        investment operations:
            Net investment loss                        (0.24)          (0.21)        (0.04)
            Net realized and
                unrealized gain (loss)                  4.50            6.03          1.07
                                                ------------     -----------     ---------
    Total from investment operations                    4.26            5.82          1.03
                                                ------------     -----------     ---------

    Less distributions to shareholders:
        Net investment income                           0.00            0.00          0.00
        Net realized gains                             (0.32)          (0.49)        (0.01)
                                                ------------     -----------     ---------
    Total distributions                                (0.32)          (0.49)        (0.01)
                                                ------------     -----------     ---------

    Net asset value, end of period              $      20.62     $     16.68     $   11.35
                                                ============     ===========     =========

TOTAL RETURN [1]                                        26.0%           52.4%         10.5%

RATIOS & SUPPLEMENTAL DATA
    Net assets, end of period                   $ 30,070,202     $ 4,557,591     $ 667,536
    Ratios to average net assets: [2]
        Expenses after waivers
            and reimbursements                          1.67%           1.97%         1.68%
        Expenses before waivers
            and reimbursements                          1.87%           3.07%         8.34%
        Net investment loss after waivers
            and reimbursements                         (1.37%)         (1.47%)       (0.65%)

    Portfolio turnover rate [2]                         56.2%          155.9%        103.6%

[1] Not annualized for periods less than a year.

[2] Annualized for periods less than a year.

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                          ULTRA-SMALL COMPANY PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (unaudited)


1.       Organization:

         Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

         The Fund is organized as a series fund with seven portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra - Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. On October 31, 2000, the Social Responsibility Portfolio, was merged into a new fund, the Calvert Large Cap Growth Fund. On March 31, 2001 the Fund changed the name of the Ultra-Small Index Portfolio to the Ultra-Small Company Tax Advantage Portfolio. On June 30, 2001, the Fund added the Balanced Portfolio. On October 31, 2001 the Fund changed the name of the Aggressive Growth Portfolio to the Aggressive Investors 1 Portfolio and added the Aggressive Investors 2 Porftolio. The Fund is authorized to issue 1,000,000,000 shares.

         On November 21, 2001 the Aggressive Investors 1 Portfolio closed to new investors. On December 10, 2001 the Ultra-Small Company Portfolio closed to all investors. On January 7, 2002 the Micro-Cap Limited Portfolio closed to all investors.

         Bridgeway Capital Management, Inc. is the Adviser to the Fund.

2.       Significant Accounting Policies:

         The following is a summary of significant accounting policies followed in the preparation of financial statements.

         Securities Valuation

         Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

         Federal Income Taxes

         It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

         Distributions to Shareholders

         Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to the differing treatment of net operating losses and tax allocations.

         Use of Estimates in Financial Statements

         In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              BRIDGEWAY FUND, INC.
                         ULTRA-SMALL COMPANY PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued


2.       Significant Accounting Policies, Continued:

         Risks and Uncertainties

         The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

         12b-1 Plan

         The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

         Other

         Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.       Management Contract:

         The Ultra-Small Company Portfolio pays a flat 0.9% annual management fee, computed daily and payable monthly, except that while the Portfolio's net assets range from $27.5 million to $55 million the fee will be $495,000 annually subject to a maximum rate of 1.49% and a maximum expense ratio of 2.0%.

4.       Related Party Transactions:

         One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

5.       Custodial Agreement:

         The Fund has entered into a Custodial Agreement with Firstar Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

6.       Cost, Purchases and Sales of Investment Securities:

         Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales, other than cash equivalents were $16,747,491 and $20,061,049, respectively, for the six months ended December 31, 2001.

7.       Federal Income Taxes:

         The Fund incurred a net loss from investment operations and made no investment income dividends during the year. Distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. During the six months ended December 31, 2001, the Fund paid a long-term capital gain distribution of $2.4463 per share to shareholders of record. None of the dividends paid by the fund are eligible for the dividends received deduction of corporate shareholders.

                              BRIDGEWAY FUND, INC.
                         ULTRA-SMALL COMPANY PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued


7.       Federal Income Taxes, continued:

         The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains.

         Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of net operating losses and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital.